DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Short-Intermediate Municipal Bond Fund for the six-month period ended September 30, 1997. Your Fund produced a total return, including share price changes and dividend income generated, of 3.15%,* and an annualized tax-free distribution rate per share of 4.18%.**
THE ECONOMY
    Virtually ideal economic conditions prevailed over the reporting period. Robust growth in the first half of 1997, the lowest unemployment rate since the early 1970s and measures of inflation at 30-year lows combined to spur consumer confidence to record high ground. Businesses were similarly optimistic: government reports showed that business investment in new equipment during the reporting period was at its fastest pace in 14 years.
The question is, how long can this favorable economic scenario continue before inflation rekindles or, more to the point, before the Federal Reserve Board (the "Fed") embarks on a policy of monetary restraint to dampen possible future inflationary excess? Traditionally, the Fed has acted to contain inflation long before it could spread throughout the economy, and Fed Chairman Alan Greenspan is a staunch inflation-fighter. Yet there are few traditional signs of potential inflationary excess to battle against. The upward creep of factory operating rates in response to surging industrial production is one, the tight labor market is another. With the unemployment rate so low, there is concern that employers will eventually raise wages to attract workers, resulting in higher prices as increased labor costs are passed along to consumers. So far, there has been a remarkable absence of wage and price pressures.
    There are few signs that broader measures of inflation are accelerating. The economy grew at a 4.1% rate over the first six months of this year, a pace that in other times would have resulted in rumblings of inflationary pressures. Until its modest rise in September, the Producer Price Index had an unprecedented series of seven straight monthly declines. The Consumer
Price Index rose at a 1.6% annual rate for the first eight months of the year, a rate less than half the 3.3% rise for the comparable period in 1996.
    Because of the lack of inflation, the Fed has been willing to tolerate strong economic growth without tightening monetary policy. The Federal Open Market Committee (FOMC), the policy-making arm of the Fed, has raised interest rates just once in more than two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    In addition, the Fed expected some slowdown throughout the 18-month economic resurgence, yet demand remained strong throughout. However, the latest revision of the second-quarter economic growth rate showed a considerable buildup in business inventories. A rise in inventories could trigger a subsequent slowdown in the economy if companies cut production in order to work off unsold backlogs. Nevertheless, it is possible that the inherent momentum in the economy combined with more vigorous consumer spending in the third quarter (retail sales showed renewed strength over the summer) could absorb these inventories without a reduction in output. We continue to remain alert for future changes of monetary policy by the Fed, particularly the possibility of a tightening if economic growth continues strong throughout the rest of this year.
MARKET ENVIRONMENT
    The municipal market has benefited from the same improving trends as did the broader fixed-income markets. This has occurred despite a 25 basis-point increase in the Federal Funds rate in March and recent commentary by Fed Chairman Alan Greenspan concerning another potential move. Yields on bonds in the maturity range that pertains to your Fund are currently lower than yields on bonds previously purchased and held in the Fund's present portfolio. The short-intermediate part of the municipal market continues to show strength and is now at cyclically rich levels compared to U.S. Treasury securities for the year. Recent issuance of new municipal bond debt has increased; however, supply in this short-intermediate maturity range has been less than that for other maturity ranges. Demand, which is firm throughout the maturity curve, is especially strong here. It would seem that this sector is less vulnerable to a technical correction from either oversupply or excessive demand. This characteristic of performance has helped support the bond prices in your Fund, and furthermore provides some apparent downside protection.
PORTFOLIO OVERVIEW
    As alluded to above, many current new issue offerings are not as attractive as most of the positions held in the portfolio. Also, very few bonds came to market in the recent quarter, which alleviates reinvestment pressure. Fortunately, we have not been under this pressure during this recent low interest-rate environment. The portfolio of holdings has seasoned, creating a slightly shorter remaining holding period for the Fund. This facilitates lower volatility, a potential asset if Fed action is taken. In the coming months, as maturities occur, we plan to replace these, and any other holdings, with more advantageous positions.
                                                  Very truly yours,

                                          [Richard J. Moynihan signature logo]

                                                      Richard J. Moynihan
                                     Director, Municipal Portfolio Management
                                                      The Dreyfus Corporation
October 20, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                        SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments-100.0%                                                                 Amount          Value
                                                                                                       -------        -------
Alaska-5.2%
Alaska Student Loan Corp., Student Loan Revenue:
  4.70%, 7/1/1998...........................................................                    $    3,060,000   $  3,067,987
  5.25%, 7/1/1999 (Insured; AMBAC)..........................................                         3,100,000      3,152,421
  5.25%, 7/1/2001 (Insured; AMBAC)..........................................                         1,000,000      1,024,170
North Slope Borough:
  Zero Coupon, 6/30/1999 (Insured; MBIA)....................................                         1,000,000        929,840
  Zero Coupon, 6/30/1999 (Insured; MBIA)....................................                         4,000,000      3,719,360
  Zero Coupon, 6/30/2000 (Insured; MBIA)....................................                         2,500,000      2,220,975
  Zero Coupon, 6/30/2001 (Insured; MBIA)....................................                         2,000,000      1,695,720
Arkansas-.6%
Springdale Residential Housing and Health Care Facilities Board, Revenue
  (Springdale Memorial Hospital Project) 5.10%, 10/1/1997...................                         1,670,000      1,670,050
California-4.6%
Chula Vista, MFHR (Eucalyptus Grove Project) 5.75%, 11/1/1997...............                         4,725,000      4,731,757
Sacramento County, MFHR (Parcwood Apartments) 4.80%, 9/1/2002...............                         3,600,000      3,637,548
Santa Rosa Housing Authority, MFHR (Dutton Partners Project) 4.85%, 9/1/2002                         5,510,000      5,511,598
Colorado-.9%
Denver City and County Airport, Revenue, Refunding:
  5.05%, 11/15/2000.........................................................                         1,495,000      1,519,084
  5.10%, 11/15/2001.........................................................                         1,160,000      1,181,066
Connecticut-2.3%
Greenwich Housing Authority, MFHR (Greenwich Close):
  4.90%, 9/1/1999...........................................................                           205,000        205,103
  5.15%, 9/1/2000...........................................................                           220,000        220,167
  5.35%, 9/1/2001...........................................................                           230,000        230,230
  5.55%, 9/1/2002...........................................................                           245,000        245,301
  5.95%, 9/1/2006...........................................................                           310,000        310,620
  6.05%, 9/1/2007...........................................................                           330,000        330,713
Mashantucket Western Pequot Tribe, Special Revenue
  6.25%, 9/1/2001 (a).......................................................                         5,000,000      5,314,700
District of Columbia-.6%
District of Columbia Redevelopment Land Agency, Special Tax Revenue
  (Washington D.C. Sports Arena):
    5.10%, 11/1/1998........................................................                           925,000        931,022
    5.40%, 11/1/2000........................................................                           750,000        761,768
Florida-8.9%
Escambia County Health Facilities Authority, Health Facilities Revenue,
Refunding
  (Azalea Trace Inc.):
    4.75%, 1/1/2000.........................................................                           790,000        791,367
    5%, 1/1/2001............................................................                           830,000        835,005
    5.10%, 1/1/2002.........................................................                           870,000        875,046


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                       SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Florida (continued)

Florida Housing Finance Agency:
  (Forest Place Apartment) 4.85%, 12/1/1999.................................                    $    9,000,000   $  9,073,800
  Multi-Family Housing:
    5.35%, Series E, 6/1/2000...............................................                         5,085,000      5,164,072
    5.35%, Series F, 6/1/2000...............................................                         2,000,000      2,031,100
    5.35%, Series G, 6/1/2000...............................................                         3,650,000      3,706,758
    (The Crossings Project) 4.85%, 2/1/2001.................................                         4,500,000      4,542,255
Illinois-5.8%
Glenview, EDR (Valley Lo Towers II Project) 5.75%, 12/1/1997................                         5,000,000      5,011,600
Illinois Development Finance Authority, Revenue, Refunding
  (Community Rehabilitation Providers):
    5.60%, 7/1/2001.........................................................                         1,530,000      1,583,137
    5.60%, 7/1/2002.........................................................                         1,415,000      1,469,789
Robbins, RRR, Refunding (Robbins Resource Recovery Partners)
  4.90%, 10/15/2002.........................................................                         9,350,000      9,378,798
Iowa-.5%
Des Moines, HR, Refunding (Des Moines General Hospital)
  5.05%, 11/15/2000 (LOC; Norwest Bank Minnesota) (b).......................                         1,545,000      1,575,977
Maryland-1.1%
Maryland State Energy Financing Administration, SWDR
  (Wheelabrator Water Projects):
    5.10%, 12/1/1999........................................................                         1,000,000      1,016,860
    5.30%, 12/1/2000........................................................                         1,250,000      1,280,075
    5.45%, 12/1/2001........................................................                         1,000,000      1,031,040
Massachusetts-2.8%
Massachusetts Municipal Wholesale Electric Co.,
  Power Supply System Revenue 5.20%, 7/1/1998...............................                         5,000,000      5,048,400
New England Education Loan Marketing Corp., Massachusetts Student
  Loan Revenue, Refunding 5%, 6/1/1998......................................                         3,400,000      3,422,814
Michigan-4.0%
Flint Hospital Building Authority, Revenue, Refunding (Hurley Medical
Center):
  5.25%, 7/1/1998...........................................................                         2,050,000      2,063,059
  5.50%, 7/1/1999...........................................................                         2,160,000      2,191,126
  5.50%, 7/1/2000...........................................................                         1,225,000      1,246,131
Greater Detroit, Resource Recovery Authority, Revenue, Refunding
  5%, 12/13/2000 (Insured; AMBAC)...........................................                         2,500,000      2,563,725
Michigan Housing Development Authority, Rental Housing Revenue:
  5%, 10/1/1999 (Insured; MBIA).............................................                         1,915,000      1,938,803
  5.15%, 4/1/2000 (Insured; MBIA)...........................................                         1,975,000      2,003,519

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Mississippi-.8%

Jackson Housing Authority, MFHR (Arbor Park Apartment Project)
  5.05%, 12/1/2001 (LOC; Deposit Guaranty National Bank) (b)................                    $    2,500,000   $  2,545,500
New Jersey-2.8%
Monroe Township Municipal Utilities Authority, Water and Sewer System
Revenue, Refunding
  6.875%, 2/1/2017 (Insured; MBIA) (Prerefunded 2/1/2000) (c)...............                         5,000,000      5,239,450
New Jersey Economic Development Authority, Wastepaper Recycling Revenue
  (MPMI Inc. Project) 5.10%, 2/1/1999.......................................                         1,760,000      1,765,579
New Jersey Health Care Facilities Financing Authority, Revenue
  (Saint Peter's Medical Center) 6%, 7/1/2001 (Insured; MBIA) (Prerefunded 7/1/2001) (c)             1,500,000      1,593,525
New Mexico-2.0%
Albuquerque, Gross Receipts Tax Subordinate Lien (Affordable Housing Project)
  5.375%, 7/1/2001..........................................................                         6,125,000      6,163,588
New York-30.5%
New York City:
  4.85%, 2/15/2000..........................................................                         1,340,000      1,356,107
  Refunding 4.85%, 2/15/2000................................................                         1,070,000      1,090,726
  5%, 2/15/2000.............................................................                        16,310,000     16,560,685
  Refunding 5%, 2/15/2000...................................................                         4,690,000      4,796,651
  8%, 6/1/2000..............................................................                         2,190,000      2,406,898
  7.50%, 2/1/2001...........................................................                         5,000,000      5,465,900
  5.10%, 2/15/2001..........................................................                         1,185,000      1,208,463
  Refunding 5.10%, 2/15/2001................................................                           815,000        840,249
  Refunding 5.50%, 8/1/2001.................................................                         9,000,000      9,326,070
  5%, 10/15/2001............................................................                         7,500,000      7,648,125
New York State Dormitory Authority, Revenue:
  Lease, Refunding (State University Dormitory Facilities) 4.875%, 7/1/2000.                         8,665,000      8,796,967
  (Mental Health Services Facilities):
    Refunding 5%, 2/15/2001.................................................                         6,985,000      7,108,215
    Refunding 5%, 8/15/2001.................................................                         5,785,000      5,900,931
    5%, 2/15/2002...........................................................                         1,590,000      1,618,652
    Refunding 5%, 2/15/2002.................................................                         7,095,000      7,222,852
  Refunding (City University System) 5.10%, 7/1/2001........................                         1,285,000      1,314,375
New York State Energy Research and Development Authority, Service Contract
Revenue
  (Western New York Nuclear Service Center Project):
    5%, 4/1/2001............................................................                         1,625,000      1,652,641
    5%, 4/1/2002............................................................                         1,795,000      1,825,353
New York State Housing Finance Agency, Revenue, Refunding
  (Health Facilities-New York City):
    4.85%, 5/1/1999.........................................................                         1,080,000      1,093,111
    4.85%, 11/1/1999........................................................                         1,360,000      1,380,142
    5.15%, 5/1/2000.........................................................                         1,140,000      1,162,880
    5.15%, 11/1/2000........................................................                         1,430,000      1,463,891

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                     SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
New York (continued)

New York State Urban Development Corp., Revenue, Refunding
  (Onondaga County Convention Project) 4.875%, 1/1/2000.....................        .           $    1,000,000   $  1,013,230
North Carolina-3.0%
North Carolina Eastern Municipal Power Agency, Power System Revenue,
Refunding:
  5.20%, 1/1/2001...........................................................                         5,000,000      5,099,900
  5%, 1/1/2002..............................................................                         4,000,000      4,048,560
Oklahoma-.4%
Holdenville Industrial Authority, Correctional Facility Revenue
  5.70%, 7/1/2001...........................................................                         1,175,000      1,215,714
Pennsylvania-5.0%
Armstrong County Hospital Authority, HR
  (Saint Francis Central Hospital) 5.25%, 11/1/1997 (LOC; Pittsburgh National Bank) (b)...........   3,100,000      3,103,379
Delaware County Industrial Development Authority, Revenue, Refunding
  (Resource Recovery Facility) 5.30%, 1/1/2001..............................                         7,685,000      7,848,690
Philadelphia Hospitals and Higher Education Facilities Authority, HR
  (Pennsylvania Hospital) 5.50%, 7/1/2000...................................                         4,165,000      4,264,877
Rhode Island-1.7%
Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing,
Refunding
  5%, 7/1/2000 (Insured; AMBAC).............................................                         5,000,000      5,081,200
South Carolina-1.0%
Charleston County Health Facilities, First Mortgage Revenue
  (Episcopal Project) 5.30%, 10/1/2002......................................                         3,000,000      3,015,000
South Dakota-2.0%
South Dakota Student Loan Finance Corp., Student Loan Revenue 5.70%, 8/1/1999                        6,000,000      6,123,540
Texas-7.3%
Bell County Health Facilities Development Corp., Revenue, Refunding
  5.26%, 10/1/1998 (a,d)....................................................                        11,200,000     11,200,000
Brazos Higher Education Authority Inc., Student Loan Revenue, Refunding:
  5.30%, 12/1/1997..........................................................                         1,845,000      1,848,764
  4.95%, 6/1/1998...........................................................                         2,500,000      2,514,000
Northeast Hospital Authority, Revenue, Refunding
  (Northeast Medical Center Hospital):
    4.50%, 5/15/1998........................................................                         1,100,000      1,103,652
    5.10%, 5/15/2000........................................................                         1,230,000      1,249,237
    5.25%, 5/15/2001........................................................                         1,300,000      1,328,717
    5.35%, 5/15/2002........................................................                         2,725,000      2,799,992
Utah-1.7%
Intermountain Power Agency, Power Supply Revenue
  5.05%, 7/1/2001 (Insured; MBIA)...........................................                         5,035,000      5,178,296

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                    SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------        -------
Virginia-1.1%

Hopewell Industrial Development Authority,
  Health Care Facility Revenue, Refunding:
    (Colonial Heights) 5%, 10/01/1999.......................................                   $       145,000   $    145,272
    (Westport Convalescent Center) 5.15%, 10/1/2000.........................        .                  205,000        205,508
Peninsula Ports Authority, Revenue, Refunding
  4.875%, 7/1/1997 (LOC; Nationsbank of Virginia) (b).......................                         2,950,000      2,954,012
West Virginia-1.6%
West Virginia Public Energy Authority, Energy Revenue
  (Morgantown Association Project) 5.50%, 1/1/1998 (LOC; Swiss Bank Corp.) (b)                       4,860,000      4,879,196
U.S. Related-1.8%
Guam Airport Authority, Revenue 5.80%, 10/1/1999............................                         1,705,000      1,750,285
Puerto Rico Municipal Finance Agency 5%, 7/1/1998...........................                         3,655,000      3,685,116
                                                                                                                      -------
TOTAL INVESTMENTS (cost $298,731,474).......................................                                     $302,659,119
                                                                                                                      =======


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
EDR           Economic Development Revenue                       RRR     Resources Recovery Revenue
HR            Hospital Revenue                                   SWDR    Solid Waste Disposal Revenue
LOC           Letter of Credit
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation
Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       -----------------          ------------------
AAA                                Aaa                            AAA                               14.3%
AA                                 Aa                             AA                                17.0
A                                  A                              A                                 42.0
BBB                                Baa                            BBB                               22.9
F1                                 MIG1/P1                        SP1/A1                             1.6
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      2.2
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====
Notes to Statement of Investments:
    (a)  Securities exempt from registration under Rule 144A of the
   Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
   September 30, 1997, these securities amounted to $16,514,700 or 5.4% of net assets.
    (b)  Secured by letters of credit.
    (c)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d)  Inverse floater security-the interest rate is subject to change periodically.
    (e)  Fitch currently provides creditworthiness information for a limited number of investments.
    (f)  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                       SEPTEMBER 30, 1997 (UNAUDITED)
                                                                                                         Cost             Value
                                                                                                       --------          --------
ASSETS:                          Investments in securities-See Statement of Investments            $298,731,474      $302,659,119
                                 Cash.......................................                                              411,696
                                 Interest receivable........................                                            4,202,566
                                 Receivable for shares of Beneficial Interest subscribed                                  100,000
                                 Prepaid expenses...........................                                               28,922
                                                                                                                         --------
                                                                                                                      307,402,303
                                                                                                                         --------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            142,785
                                 Due to Distributor.........................                                               16,398
                                 Payable for shares of Beneficial Interest redeemed                                        17,566
                                 Accrued expenses...........................                                               82,188
                                                                                                                         --------
                                                                                                                          258,937
                                                                                                                         --------
NET ASSETS..................................................................                                         $307,143,366
                                                                                                                         ========
REPRESENTED BY:                  Paid-in capital............................                                         $309,776,843
                                 Accumulated net realized gain (loss) on investments                                   (6,561,122)
                                 Accumulated gross unrealized appreciation
                                   on investments..............................                                         3,927,645
                                                                                                                         --------
NET ASSETS..................................................................                                         $307,143,366
                                                                                                                         ========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)                      ...........................................                                           23,556,944
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                               $13.04
                                                                                                                             ====
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                          SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $7,675,517
EXPENSES:                        Management fee-Note 3(a)...................                    $   773,933
                                 Shareholder servicing costs-Note 3(b)......                        262,299
                                 Trustees' fees and expenses-Note 3(c)......                         27,936
                                 Registration fees..........................                         27,572
                                 Custodian fees.............................                         16,571
                                 Professional fees..........................                         11,884
                                 Prospectus and shareholders' reports-Note 3(b)                      11,491
                                 Loan commitment fees-Note 2................                          1,389
                                 Miscellaneous..............................                         42,857
                                                                                                     ------
                                       Total Expenses.......................                                         1,175,932
                                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                         6,499,585
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $    (39,081)
                                 Net unrealized appreciation (depreciation) on investments        3,072,520
                                                                                                     ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         3,033,439
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $9,533,024
                                                                                                                        ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                    Six Months Ended
                                                                                    September 30, 1997           Year Ended
                                                                                       (Unaudited)             March 31, 1997
                                                                                        ----------                    --------
OPERATIONS:
  Investment income-net.................................................            $    6,499,585               $  14,194,858
  Net realized gain (loss) on investments...............................                   (39,081)                    278,170
  Net unrealized appreciation (depreciation) on investments.............                 3,072,520                  (1,727,475)
                                                                                           -------                     -------
    Net Increase (Decrease) in Net Assets Resulting from Operations.....                 9,533,024                  12,745,553
                                                                                           -------                     -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net.................................................                (6,499,585)                (14,276,210)
  Net realized gain on investments......................................                   (14,169)                     (9,971)
                                                                                           -------                     -------
    Total Dividends.....................................................                (6,513,754)                (14,286,181)
                                                                                           -------                     -------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold.........................................                33,488,698                 187,552,735
  Dividends reinvested..................................................                 5,636,302                  12,180,467
  Cost of shares redeemed...............................................               (60,013,955)               (211,240,352)
                                                                                           -------                     -------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions            (20,888,955)                (11,507,150)
                                                                                           -------                     -------
      Total Increase (Decrease) in Net Assets...........................               (17,869,685)                (13,047,778)
NET ASSETS:
  Beginning of Period...................................................               325,013,051                 338,060,829
                                                                                           -------                     -------
  End of Period.........................................................              $307,143,366                $325,013,051
                                                                                           =======                     =======
                                                                                           Shares                      Shares
                                                                                           -------                     -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...........................................................                 2,579,376                  14,483,518
  Shares issued for dividends reinvested................................                   433,669                     940,554
  Shares redeemed.......................................................                (4,628,554)                (16,315,596)
                                                                                           -------                     -------
    Net Increase (Decrease) in Shares Outstanding.......................                (1,615,509)                   (891,524)
                                                                                           =======                     =======

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                    September 30, 1997                Year Ended March 31,
                                                                        ----------------------------------------------------
PER SHARE DATA:                                        (Unaudited)      1997        1996        1995        1994        1993
                                                        ----------      ----        ----        ----        ----        ----
    Net asset value, beginning of period..               $12.91       $12.97      $12.82      $13.02      $13.21      $12.85
                                                           ----         ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net.................                  .27          .56         .58         .57         .58         .63
    Net realized and unrealized gain (loss)
      on investments......................                  .13         (.06)        .15        (.20)       (.18)        .38
                                                           ----         ----        ----        ----        ----        ----
    Total from Investment Operations......                  .40          .50         .73         .37         .40        1.01
                                                           ----         ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net..                 (.27)        (.56)       (.58)       (.57)       (.58)       (.63)
    Dividends from net realized gain on investments          .-           .-          .-          .-        (.01)       (.02)
                                                           ----         ----        ----        ----        ----        ----
    Total Distributions...................                 (.27)        (.56)       (.58)       (.57)       (.59)       (.65)
                                                           ----         ----        ----        ----        ----        ----
    Net asset value, end of period........               $13.04       $12.91      $12.97      $12.82      $13.02      $13.21
                                                           ====         ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................                 6.28%(1)     3.96%       5.78%       2.93%       3.05%       8.04%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                 .76%(1)      .80%        .68%        .70%        .74%        .75%
    Ratio of net investment income
      to average net assets...............                 4.20%(1)     4.33%       4.49%       4.42%       4.35%       4.76%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                   .-          .02%        .05%         .-          .-          .-
    Portfolio Turnover Rate...............                18.85%(2)    47.84%      44.39%      37.38%      34.68%      31.80%
    Net Assets, end of period (000's Omitted)          $307,143     $325,013    $338,061    $380,784    $598,274    $386,464
(1)    Annualized.
(2)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Short-Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $6,430,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1997. If not applied, $3,557,000 of the carryover expires in fiscal 2003 and $2,873,000 expires in 2004.
    As a result of the treatment of market discount for financial reporting purposes, versus Federal income tax purposes, the Fund reclassified $13,893 from undistributed net realized and unrealized gains to net investment income. This amount represented the cumulative effect of such difference. Results of operations and net assets were not effected by this reclassification.


DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended September 30, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11\2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended September 30, 1997.
    (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing at an aggregate annual rate of .10 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended September 30, 1997, the Fund was charged $158,712 pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended September 30, 1997, the Fund was charged $50,091 pursuant to the transfer agency agreement.
    (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A .10% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1997 amounted to $58,161,058 and $84,239,681, respectively.
     At September 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS SHORT-INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            591SA979
Registration Mark
[Dreyfus logo]
Short-Intermediate
Municipal
Bond Fund
Semi-Annual
Report
September 30, 1997